Morgan Stanley Institutional Fund Trust - Core
Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Noble Energy Inc.,
5.050% due 11/15/2044
Purchase/Trade Date:	  11/4/2014
Offering Price of Shares: $99.265
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund:
0.003
Percentage of Fund's Total Assets: 0.17
Brokers:  Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Barclays Capital Inc.,
Deutsche Bank Securities Inc., HSBC Securities
(USA) Inc., BNP Paribas Securities Corp.,
Wells Fargo Securities, LLC, BB&T Capital
Markets, a division of BB&T Securities, LLC,
BBVA Securities Inc., BMO Capital Markets
Corp., CIBC World Markets Corp., Citigroup
Global Markets Inc., DNB Markets, Inc., Fifth
Third Securities, Inc., J.P. Morgan Securities
LLC, Lloyds Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., Mizuho Securities USA
Inc., Morgan Stanley & Co. LLC, PNC Capital
Markets LLC, RBC Capital Markets, LLC,
Scotia Capital (USA) Inc., SG Americas
Securities, LLC, SMBC Nikko Securities
America, Inc., Standard Chartered Bank, TD
Securities (USA) LLC, U.S. Bancorp
Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Kinder Morgan Inc. /
Delaware 4.300% due 6/1/2025
Purchase/Trade Date:	  11/24/2014
Offering Price of Shares: $99.58
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund:
0.002
Percentage of Fund's Total Assets: 0.17
Brokers:  Barclays Capital Inc., Merrill Lynch,
Citigroup Global Markets Inc., Wells Fargo
Securities, Credit Suisse, Duetsche Bank
Securities, J.P. Morgan Securities LLC, MUFG,
RBC Capital Markets, RBS, Scotiabank, CIBC,
Credit Agricole CIB, DNB Markets, Mizuho
Securities USA Inc., Morgan Stanley & Co.
LLC, Societe Generale, SunTrust Robinson
Humphrey, UBS Investment
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Becton, Dickinson and
Company 3.734% due 12/15/2024
Purchase/Trade Date:	  12/4/2014
Offering Price of Shares: $100.00
Total Amount of Offering:  $1,750,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund:
0.001
Percentage of Fund's Total Assets: 0.07
Brokers:  Goldman, Sachs & Co., J.P. Morgan
Securities LLC, BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., Mitsubishi UFJ
Securities (USA), Inc., Morgan Stanley & Co.
LLC, Banca IMI S.p.A., BNY Mellon Capital
Markets, LLC, ING Financial Markets LLC,
Mizuho Securities USA Inc., Standard
Chartered Bank, The Williams Capital Group,
L.P., Wells Fargo Securities, LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Netflix Inc. 5.500% due
2/15/2022
Purchase/Trade Date:	2/2/2015
Offering Price of Shares: $100.00
Total Amount of Offering:  $700,000,000
Amount Purchased by Fund: $355,000
Percentage of Offering Purchased by Fund:
0.051
Percentage of Fund's Total Assets: 0.17
Brokers:  Morgan Stanley, J.P. Morgan,
Goldman, Sachs & Co., Allen & Company LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Ally Financial Inc.
3.250% due 2/13/2015
Purchase/Trade Date:	  2/10/2015
Offering Price of Shares: $99.294
Total Amount of Offering:  $600,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund:
0.050
Percentage of Fund's Total Assets: 0.14
Brokers:  Citigroup Global Markets Inc.,
Goldman, Sachs & Co., Merrill Lynch Pierce
Fenner & Smith Inc., Morgan Stanley & Co.
LLC, Credit Agricole Securities (USA) Inc.,
Lloyds Securities Inc., PNC Capital Markets
LLC, Scotia Capital (USA) Inc., U.S. Bancorp
Investments, Inc., CAVU Securities, LLC, Great
Pacific Securities, Siebert Branford Shank &
Co, LLC, Telsey Advisory Group LLC, The
Williams Capital Group, L.P.
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  LyondellBasell Industries
NV 4.625% due 2/26/2055
Purchase/Trade Date:	  2/26/2015
Offering Price of Shares: $98.353
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund:
0.003
Percentage of Fund's Total Assets: 0.17
Brokers:  Credit Suisse, Deutsche Bank
Securities, J.P. Morgan, Morgan Stanley,
Barclays, Bofa Merrill Lynch, Citigroup, Wells
Fargo Securities, BNY Mellon Capital Markets,
LLC, HSBC, ING, MUFG, Mizuho Securities,
PNC Capital Markets LLC, Regions Securities
LLC, Scotiabank, SMBC Nikko, UniCredit
Capital Markets
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Actavis Funding SCS
3.800% due 3/15/2025
Purchase/Trade Date:	  3/3/2015
Offering Price of Shares: $99.645
Total Amount of Offering:  $4,000,000,000
Amount Purchased by Fund: $5,000
Percentage of Offering Purchased by Fund:
0.000
Percentage of Fund's Total Assets: 0.03
Brokers:  J.P. Morgan, Mizuho Securities, Wells
Fargo Securities, Morgan Stanley, Barclays,
Citigroup, BNP Paribas, HSBC, MUFG, RBS,
SMBC Nikko, TD Securities, DNM Markets,
Raymond James, Scotiabank, BBVA, Credit
Agricole CIB, Fifth Third Securities, PNC
Capital Markets LLC, Santander
Purchased from: J.P. Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  BP Capital Markets Plc.
3.506% due 3/17/2025
Purchase/Trade Date:	  3/12/2015
Offering Price of Shares: $100.00
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund:
0.003
Percentage of Fund's Total Assets: 0.17
Brokers:  Barclays, Bofa Merrill Lynch, HSBC,
Morgan Stanley, UBS Investment Bank
Purchased from: Barclays Capital Inc.
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.